SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  July 21, 2011

VISUAL NETWORK DESIGN, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-163172	02-0811868
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

517 NW 8 Terrace Cape Coral, Florida	33993
(Address of principal executive offices)	(Zip Code)

(239) 220-0108
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

FINRA approved the change of our name to Visual Network Design, Inc. and the change of our trading symbol to “VNDI.OB” effective at the opening of business on July 21, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISUAL NETWORK DESIGN, INC.

Dated: July 22, 2011	By:	/s/ Kenneth Spiegeland
Kenneth Spiegeland
President